UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2007

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

        On June 25, 2007, Provident Financial Holdings, Inc. ("Corporation"), the holding company for Provident Savings Bank, F.S.B., announced that its Board of Directors authorized the repurchase of up to five percent of its common stock (approximately 318,847 shares). The new program is the result of the early completion of the January 2007 stock repurchase program. A total of 333,365 shares have been purchased under the January 2007 stock repurchase program, at an average cost of $26.14 per share.

        Under the June 2007 program, shares will be purchased from time to time in the open market or privately negotiated transactions over a one-year period depending on market conditions and the capital requirements of the Corporation.

Item 9.01 Financial Statements and Exhibits

            (c)          Exhibits

            99.1        News Release of Provident Financial Holdings, Inc. dated June 25, 2007 regarding the June 2007 Stock Repurchase Program.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2007	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Craig G. Blunden
Craig G. Blunden
Chairman, President and Chief Executive Officer
(Principal Executive Officer)

/s/ Donavon P. Ternes
Donavon P. Ternes
Chief Financial Officer
(Principal Financial and Accounting Officer)

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EXHIBIT 99.1

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Provident Financial Holdings, Inc.

3756 Central Ave.                                                     NEWS RELEASE
Riverside, CA 92506
(951) 686-6060

PROVIDENT FINANCIAL HOLDINGS
ANNOUNCES 5% STOCK REPURCHASE PROGRAM

        Riverside, Calif. - June 25, 2007 - Provident Financial Holdings, Inc. ("Company"), NASDAQ GS: PROV, the holding company for Provident Savings Bank, F.S.B., today announced that its Board of Directors authorized the repurchase of up to 5% of its common stock (approximately 318,847 shares). The new program is the result of the early completion of the January 2007 stock repurchase program. A total of 333,365 shares have been purchased under the January 2007 stock repurchase program, at an average cost of $26.14 per share.

        Under the June 2007 program, shares will be purchased from time to time in the open market or privately negotiated transactions over a one-year period depending on market conditions and the capital requirements of the Company.

Safe-Harbor Statement

Certain matters in this News Release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended June 30, 2006. Forward-looking statements are effective only as of the date that they are made and Provident Financial Holdings, Inc. assumes no obligation to update this information.
Contacts:	Craig G. Blunden	Donavon P. Ternes
	Chairman, President & CEO	Executive Vice President & CFO

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